Exhibit 99.2

Livent Corporation 2929 Walnut Street Philadelphia, PA 19104 USA 215.299.6000 Livent.com

For Release: Immediate

Media contact: Juan Carlos Cruz; (215) 299-6170

Juan.Carlos.Cruz@livent.com

Investor contact: Rasmus Gerdeman; (215) 299-5924

Rasmus.Gerdeman@livent.com

Livent Corporation Announces Board of Director Appointments

PHILADELPHIA, October 10, 2018 -- Livent Corporation (NYSE: LTHM), a leading, global, fully integrated lithium company, announced today the appointment of its full Board of Directors slate in conjunction with its initial public offering. Upon the IPO pricing announcement, several additional individuals were added to the Board of Directors, which now consists of Pierre R. Brondeau, Paul W. Graves, Robert C. Pallash, G. Peter D’Aloia, Michael F. Barry, Steven T. Merkt, and Andrea E. Utecht.

"Today's announcement marks a major step forward in establishing Livent as a standalone, fully integrated, lithium leader with a broad portfolio of products," said Paul Graves, chief executive officer for Livent Corporation.

“This highly qualified board of accomplished executives brings decades of experience in guiding global companies to succeed through innovative technology and smart operations,” said Pierre Brondeau, chief executive officer and chairman of FMC Corporation. “Livent will benefit from the seasoned views and sound judgement of these leaders as we establish a standalone structure and strategy that propels growth for employees, customers and shareholders.”

Brief biographies for each of the new Livent Board members are available below.

Pierre R. Brondeau, Chairman and Director

Pierre R. Brondeau is the chief executive officer and chairman of FMC and serves as chairman of the Board of Directors for Livent Corporation. Mr. Brondeau joined FMC as president and chief executive officer in January 2010 and became its chairman in October of the same year. Prior to joining FMC, he served as president and chief executive officer at Dow Advanced Materials, a division of The Dow Chemical Company, until September 2009. Mr. Brondeau was president and chief operating officer of Rohm and Haas Company from May 2008 until Dow’s acquisition in April 2009. He held numerous executive positions during his 20-year tenure at Rohm and Haas. He is also a member of the Board of Directors of TE Connectivity and the American Chemistry Council.

Paul W. Graves, Director

Paul Graves is the president, chief executive officer and director of Livent. Before joining Livent, Mr. Graves was the executive vice president and chief financial officer of FMC for six years. Mr. Graves previously served as a managing director and partner in the Investment Banking Division at Goldman Sachs Group in Hong Kong and was the co-head of Natural Resources for Asia. He also served as the global head of Agricultural Investment Banking and global head of Chemical Investment Banking at Goldman Sachs.

Robert C. Pallash, Director

Robert C. Pallash is the retired president of Global Customer Group and senior vice president of Visteon Corporation, an automotive parts manufacturer, a company he joined as vice president of Asia Pacific in 2001. Prior to joining Visteon, Mr. Pallash served as president of TRW Automotive Japan from 1999 to September 2001. Until December 2013, he served on the Board of Directors of Halla Climate Controls in South Korea, a majority-owned subsidiary of Visteon Corporation.

G. Peter D’Aloia, Director

G. Peter D’Aloia served as managing director and member of the Board of Directors of Ascend Performance Materials Holdings, Inc., a producer of Nylon 66 and related chemicals, from 2009 until March 2017. Mr. D’Aloia previously served as senior vice president and chief financial officer of Trane, Inc. He has also served as the vice president of Strategic Planning and Business Development at Honeywell, a diversified industrial company. Mr. D’Aloia spent 28 years with AlliedSignal Inc. in diverse executive management positions including vice president and chief financial officer for the Engineered

Materials sector. He is a member of the Board of Directors of Wabco Holdings, Inc. and served on the Board of Directors of ITT Inc.

Michael F. Barry, Director

Michael F. Barry is the chief executive officer, president, and chairman of the Board of Quaker Chemical Corporation. He has held leadership and executive positions of increasing responsibility since joining Quaker in 1998, including senior vice president and managing director of North America; senior vice president and global industry leader–Metalworking and Coatings; vice president and global industry leader–Industrial Metalworking and Coatings; and vice president and chief financial officer. Mr. Barry currently serves as a director of Rogers Corporation.

Steven T. Merkt, Director

Steven T. Merkt currently serves as the president of the Transportation Solutions segment at TE Connectivity Ltd., one of the world’s largest suppliers of connectivity and sensor solutions to the automotive and commercial vehicle marketplaces. Since joining the company in 1989, Mr. Merkt has held various leadership positions in general management, operations, engineering, marketing, supply chain, and new product launches. He was appointed to his current position in August 2012, after serving as president of TE’s Automotive business. Steven also serves on the Board of Directors for the Isonoma Foundation.

Andrea E. Utecht, Director

Andrea E. Utecht is the executive vice president, general counsel, and secretary of FMC. She joined FMC in July 2001 as chief legal officer and served as FMC’s vice president, general counsel and secretary since January 2002. Prior to joining FMC, Ms. Utecht was senior vice president, secretary and general counsel of ATOFINA Chemicals, Inc., now known as Arkema Inc. She was with ATOFINA and its predecessor companies for 20 years, including three years as vice president for acquisitions and divestitures.

About Livent Corporation
For more than six decades, Livent has partnered with its customers to safely and sustainably use lithium technology to power the world. Livent is one of only a small number of companies with the capability, reputation, and know-how to produce high-quality finished lithium compounds that are helping meet the growing demand for lithium. The company has one of the broadest product portfolios in the industry, powering demand for green energy, modern mobility, the mobile economy, and specialized innovations, including light alloys and lubricants. Livent employs approximately 700 people throughout the world and operates manufacturing sites in the United States, England, India, China and Argentina. For more information, visit Livent.com.

Safe Harbor Statement under the Private Securities Act of 1995: Certain statements in this news release are forward-looking statements.  In some cases, you can identify these statements by forward-looking words such as “may,” “might,” “will,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential” or “continue,” the negative of these terms and other comparable terminology. These forward-looking statements, which are subject to risks, uncertainties and assumptions about us, may include projections of our future financial performance, our anticipated growth strategies and anticipated trends in our business. These statements are only predictions based on our current expectations and projections about future events. There are important factors that could cause our actual results, level of activity, performance or achievements to differ materially from the results, level of activity, performance or achievements expressed or implied by the forward-looking statements, including a decline in the growth in demand for electric vehicles; adverse global economic conditions; volatility in the price for performance lithium compounds; risks relating to our production expansion and related capital expenditures; development and adoption of battery technologies that do not rely on performance lithium compounds as an input; the size of our international operations and sales, including political, financial and operational risks specific to Argentina and other countries where we have active operations, including China; customer concentration and the loss of, or significant reduction in orders from, large customers; failure to satisfy customer quality standards; fluctuations in the price of energy and certain raw materials; failure to achieve the expected benefits of our separation from FMC as well as the other factors described under the caption entitled “Risk Factors” in our registration statement on Form S-1 filed with the Securities and Exchange Commission. Although we believe the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, level of activity, performance or achievements. Moreover, neither we nor any other person assumes responsibility for the accuracy and completeness of any of these forward-looking statements. We are under no duty to update any of these forward-looking statements after the date of this news release to conform our prior statements to actual results or revised expectations.

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SOURCE Livent Corporation

Media contact: Juan Carlos Cruz +1.215.299.6170, juan.carlos.cruz@livent.com; Investor contact: Rasmus Gerdeman, +1.215.299.5924, rasmus.gerdeman@livent.com